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                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement


/ /  Definitive Proxy Statement

/X/  Definitive Additional Materials

/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                          Georgia-Pacific Corporation
- --------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

                          Georgia-Pacific Corporation
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4)  Proposed maximum aggregate value of transaction:

     Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     (1)  Amount Previously Paid:



     (2)  Form, Schedule or Registration Statement No.:



     (3)  Filing Party:





     (4)  Date Filed:

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                        CONFIDENTIAL VOTING INSTRUCTIONS
                          GEORGIA-PACIFIC CORPORATION

                           Annual Meeting May 3, 1994

         The undersigned hereby directs Vanguard Fiduciary Trust Company, as Trustee under the Georgia-Pacific Corporation Savings and Capital Growth Plan, the Georgia-Pacific Corporation (GNN) Investment Plan for Union Employees, the Georgia-Pacific Corporation Investment Plan for Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc., the Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan (the "Plans"), to vote in person or by proxy all shares of Common Stock of Georgia-Pacific Corporation allocated to any accounts of the undersigned under any of the Plans in the manner indicated on the reverse hereof with respect to
Item 3, as described in the Georgia-Pacific Corporation Notice of 1994 Annual Meeting of Shareholders and Proxy Statement, in connection with the Georgia-Pacific Corporation Annual Meeting of Shareholders to be held on May 3, 1994.

                                                                SEE REVERSE
                                                                    SIDE









/ X /    Please mark your
         vote as in this
         example.

When this card is properly executed, your interest will be voted in the manner directed herein.
If no direction is made by marking the appropriate box below, the Trustee will vote your interest AGAINST Item 3.

Item 3.  Adoption of Shareholder Proposal:         FOR      AGAINST   ABSTAIN
         Nominating Committee                      / /        / /       / /










                                   Please sign exactly as name appears hereon.
                                   When signing as attorney, executor,
                                   administrator, trustee or guardian, please give full title as such.

                                   ----------------------------------------

                                   ----------------------------------------
                                   SIGNATURE(S)                        DATE
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(LOGO)       GEORGIA-PACIFIC CORPORATION      133 Peachtree Street, N.E. (30303)
                                              P.O. Box 105605
                                              Atlanta, Georgia 30348-5605
                                              Telephone (404) 652-4000



                                March 28, 1994


To Participants in the Georgia-Pacific Stock Fund of the Georgia-Pacific Corporation Savings and Capital Growth Plan, the Georgia-Pacific Corporation
(GNN) Investment Plan for Union Employees, the Georgia-Pacific Corporation Investment Plan for Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc., and the Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan (the "Plans"):

In connection with the Georgia-Pacific Corporation 1994 Annual Meeting of Shareholders (the "Annual Meeting") to be held on May 3, 1994, enclosed are proxy materials relative to shares allocated to you with respect to your interests in the Georgia-Pacific Stock Fund of one or more of the Plans mentioned above.

We wish to call your attention to the fact that pursuant to the provisions of each of the Plans, Vanguard Fiduciary Trust Company, the Trustee under the Plans, cannot vote your allocable shares of Georgia-Pacific Common Stock on
Item 3 (described in the enclosed Georgia-Pacific Corporation Notice of 1994 Annual Meeting of Shareholders and Proxy Statement) to be acted upon at the Annual Meeting without your specific voting instructions. The Trustee is authorized under each of the Plans to act in its discretion to vote such shares on Items 1 and 2 and other matters that may come before the Annual Meeting.

Accordingly, in order for your allocable shares to be voted on Item 3, please give your voting instructions over your signature on the enclosed card and return it to First Chicago Trust Company of New York, who will tabulate the votes for the Trustee, promptly in the enclosed, self-addressed, postage-paid envelope. It is understood that if you sign without otherwise marking the card, you wish the Trustee to vote your shares AGAINST Item 3, as recommended by the Board of Directors of Georgia-Pacific Corporation.

We urge you to send in the enclosed card promptly so that the Trustee may vote the shares allocable to you under the Plans in accordance with your wishes.

                                        Very truly yours,


                                        /s/ Kenneth F. Khoury
                                        -------------------------
                                        Kenneth F. Khoury
                                        Secretary